UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2018

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4040 Broadway, Suite 425, San Antonio, Texas 78209

(Address of principal executive offices)

(210) 998-4035

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

N&B Energy Asset Disposition Agreement

On July 12, 2018, Camber Energy, Inc. (the “Company”, “we” and “us”) entered into an Asset Purchase Agreement (the “Sale Agreement”), as seller, with N&B Energy LLC, as purchaser, which entity is affiliated with Richard N. Azar II, our former Chief Executive Officer and former director, and Donnie B. Seay, our former director (“N&B Energy”). Pursuant to the Sale Agreement and the terms and conditions thereof, we agreed to sell to N&B Energya substantial portion of our assets, including all of the assets we acquired pursuant to the terms of our December 31, 2015 Asset Purchase Agreement with Segundo Resources, LLC (“Segundo”), which is owned and controlled by Mr. Azar, and other sellers, and certain other more recent acquisitions, other than the production payment and overriding royalty interests discussed below (the “Assets”). In consideration for the Assets, N&B Energy agreed to pay us $100 in cash, to assume all of our obligations and debt owed under our outstanding loan agreement and related note with International Bank of Commerce (“IBC”), which has an outstanding principal balance of approximately $36.9 million as of the date of this Report (such documents evidencing such assumption to be negotiated prior to closing, defined herein as the “Assumption Documents”) and Segundo agreed to enter into the Segundo Settlement, described below.

In the event the transaction is approved by the Company’s shareholders and closes, the Company will retain its assets in Glasscock County and Hutchinson Counties, Texas and will also retain a 12.5% production payment (effective until a total of $2.5 million has been received); a 3% overriding royalty interest in its existing Okfuskee County, Oklahoma asset; and will retain an overriding royalty interest on certain other undeveloped leasehold interests.

The parties currently anticipate the closing of the acquisition, which is subject to various closing conditions, including those described below, to occur in or around September 2018, and to be effective as of the first day of the month preceding the month of closing. For example, if closing occurs during the month of September 2018, the effective date will be August 1, 2018. The Assets will be assigned “as is” with all faults.

The Board of Directors of the Company has (i) adopted and declared advisable the Sale Agreement and the transactions contemplated by the Sale Agreement, upon the terms and subject to the conditions set forth in the Sale Agreement; and (ii) determined that the Sale Agreement and the transactions contemplated by the Sale Agreement are fair to, and in the best interests of, the Company and its stockholders.

The parties have made customary representations, warranties and covenants in the Sale Agreement including, among others, covenants relating to (1) the conduct of each party’s business during the interim period between the execution of the Sale Agreement and the consummation of the transactions described therein, (2) the Company’s obligations to facilitate its stockholders’ consideration of, and voting upon, the transactions contemplated by the Sale Agreement, and (3) the indemnification obligations of the parties, subject to the limits of liability, deductibles and other terms set forth in the Sale Agreement.

The acquisition is subject to customary closing conditions, including (1) approval of the disposition of the Assets by the stockholders of the Company, (2) the approval of IBC and entry into assumption agreements between IBC, the Company, N&B Energy and the guarantors of the Company’s IBC debt to provide for among other things, the release of the Company from any and all obligations owed under such debt and related releases; (3) receipt of required regulatory approvals; (4) the absence of any law or order prohibiting the consummation of the acquisition; and (5) satisfaction of due diligence by N&B Energy. Each party’s obligation to complete the acquisition is also subject to certain additional customary conditions, including (a) subject to certain exceptions, the accuracy of the representations and warranties of the other parties, and (b) performance in all material respects by the other parties of its obligations under the Sale Agreement.

Each of the Company and the N&B Energy agreed to pay all costs and expenses incurred by them in connection with the Sale Agreement.

The Sale Agreement also includes customary termination provisions for both the Company and N&B Energy, which include, subject to the terms of the Sale Agreement and in certain circumstances rights to cure or other prerequisites, that the Sale Agreement can be terminated by us, if (i) our stockholders fail to approve the Asset Purchase at a meeting called for such purpose; (ii) if N&B Energy fails to provide all required closing deliverables; (iii) if we fail to obtain all required consents; or (iv) if N&B Energy breaches any representation or warranty in the Sale Agreement, subject to the right to cure; and by N&B Energy, (i) if our stockholders fail to approve the Asset Purchase at a meeting called for such purpose; (ii) if we fail to provide all required closing deliverables; (iii) if we breach any representation or warranty in the Sale Agreement, subject to the right to cure; or (iv) if we seek bankruptcy protection or are involuntarily placed into bankruptcy and such bankruptcy is not dismissed within 60 days. The Sale Agreement can also be terminated by either party with five days prior written notice if the acquisition has not been completed by September 30, 2018, provided that such failure is not the result of the breach of the agreement by the terminating party. The Sale Agreement may also be terminated by either party if IBC has confirmed in writing that it will not approve and consent to the terms of the Sale Agreement, or if the Assumption Documents are not acceptable to either us or N&B Energy.

Segundo Settlement Agreement

On July 12, 2018, we entered into a Compromise Settlement Agreement and Mutual Release with Segundo (the “Segundo Settlement”), in partial consideration for N&B Energy agreeing to enter into the Sale Agreement. Pursuant to the Segundo Settlement, Segundo agreed to surrender to us 15,237 shares of common stock valued at $76.25 per share as of the effective date of the closing of the acquisition contemplated by the December 31, 2015 Asset Purchase Agreement (which closing effective date was April 1, 2016), and to release us from any and all claims which Segundo previously alleged was owed under the terms of the December 31, 2015 Asset Purchase Agreement. We and Segundo also provided each other full releases in connection with the December 31, 2015 Asset Purchase Agreement and Segundo agreed to indemnify us and hold us harmless against any claims made by the other sellers under the December 31, 2015 Asset Purchase Agreement.

* * * * * * * * *

The foregoing description of the Sale Agreement and production payment and overriding royalties and Segundo Settlement does not purport to be complete and is qualified in its entirety by reference to the Sale Agreement, production payment and overriding royalties, and Segundo Settlement, copies of which are attached hereto as Exhibit 2.1 (which exhibit includes copies of the form of production payment and overriding royalties as exhibits thereto) and Exhibit 10.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference. The representations, warranties and covenants contained in the Sale Agreement (1) were made only for purposes of that agreement and as of specific dates, (2) are solely for the benefit of the parties to the Sale Agreement, (3) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Sale Agreement instead of establishing these matters as facts, and (4) may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Sale Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. The representations and warranties contained in the Sale Agreement were made only for the purpose of the Sale Agreement as of specific dates and may have been qualified by certain disclosures between the parties and a contractual standard of materiality different from those generally applicable to stockholders, among other limitations. The representations and warranties were made for the purpose of allocating contractual risk between the parties to the Sale Agreement and should not be relied upon as a disclosure of factual information relating to any of the parties.

Item 8.01 Other Events

On July 13, 2018, the Company filed a press release disclosing the entry into the Asset Purchase Agreement. A copy of the press release is included as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1*	Asset Purchase Agreement by and Between N&B Energy, LLC, as Purchaser and Camber Energy, Inc., as Seller, dated July 12, 2018
10.1*	Compromise Settlement Agreement and Mutual Release by and between Camber Energy, Inc. and Segundo Resources, LLC, dated July 12, 2018
99.1**	Press Release dated July 13, 2018

*Filed herewith

**Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

By:	/s/ Robert Schleizer
Name:	Robert Schleizer
Title:	Chief Financial Officer

Date: July 13, 2018

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1*	Asset Purchase Agreement by and Between N&B Energy, LLC, as Purchaser and Camber Energy, Inc., as Seller, dated July 12, 2018
10.1*	Compromise Settlement Agreement and Mutual Release by and between Camber Energy, Inc. and Segundo Resources, LLC, dated July 12, 2018
99.1**	Press Release dated July 13, 2018

*Filed herewith

**Furnished herewith.

Important Information

In connection with the proposed asset disposition between Camber and the buyer, Camber currently intends to file a proxy statement with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document Camber may file with the SEC in connection with the proposed transaction. Prospective investors are urged to read the proxy statement, when filed as it will contain important information. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Camber. Prospective investors may obtain free copies of the proxy statement, when filed, as well as other filings containing information about Camber, without charge, at the SEC’s website (www.sec.gov). Copies of Camber’s SEC filings may also be obtained from Camber without charge at Camber’s website (https://www.camber.energy) or by directing a request to Camber at (281) 998-4035. This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

INVESTORS SHOULD READ THE PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE TRANSACTION.

Participants in Solicitation

Camber and its directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Camber’s directors and executive officers is available in Camber’s definitive proxy statement on Schedule 14A, filed with the SEC on November 29, 2017 and in subsequent Form 8-K filings disclosing changes in officers and directors. Additional information regarding the interests of such potential participants will be included in the proxy statement to be filed with the SEC by Camber in connection with the proposed transaction and in other relevant documents filed by Camber with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

Certain statements in this communication regarding the proposed disposition between Camber and the buyer are “forward-looking” statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. These forward-looking statements, which are subject to risks, uncertainties and assumptions about Camber, may include projections of Camber’s future financial performance, Camber’s anticipated growth strategies and anticipated trends in Camber’s businesses. These statements are only predictions based on current expectations and projections about future events. There are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the risk factors set forth in Camber’s most recent reports on Form 10-K, Form 10-Q and other documents on file with the SEC and the factors given below:

●

failure to mutually agree on definitive terms regarding the IBC debt assumption;

●

termination of the proposed transaction by either party pursuant to the terms of the Sale Agreement;

●

failure to obtain the approval of the shareholders of Camber in connection with the proposed transaction;

●

the failure to consummate or delay in consummating the proposed transaction for other reasons;

●

the timing to consummate the proposed transaction;

●

the risk that a condition to closing of the proposed transaction may not be satisfied;

●

the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated;

●

Camber’s ability to achieve a benefit through the proposed transaction; and

●

the diversion of management time on transaction-related issues.

Camber’s forward-looking statements are based on assumptions that Camber believes to be reasonable but that may not prove to be accurate. Camber cannot guarantee future results, level of activity, performance or achievements. Moreover, Camber does not assume responsibility for the accuracy and completeness of any of these forward-looking statements. Camber assumes no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.